UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2005
US AIRWAYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	1-8444 (Commission File No.)	54-1194634 (IRS Employer Identification No.)
111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
US AIRWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	1-8442 (Commission File No.)	53-0218143 (IRS Employer Identification No.)
111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
AMERICA WEST AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	0-12337 (Commission File No.)	86-0418245 (IRS Employer Identification No.)
4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034-3899
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On November 9, 2005, US Airways Group, Inc. (“US Airways”), announced via press release the Company’s results for the three and nine months ended September 30, 2005 and conducted a publicly-available conference call discussing those results. A copy of US Airways’ press release is furnished pursuant to Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 9, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
Dated: November 9, 2005	By:	/s/ Derek J. Kerr
Derek J. Kerr
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.
Dated: November 9, 2005	By:	/s/ Derek J. Kerr
Derek J. Kerr
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Airlines, Inc.
Dated: November 9, 2005	By:	/s/ Derek J. Kerr
Derek J. Kerr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 9, 2005.